Exhibit 99.1

Bionano Genomics, Inc. Announces Pricing of $10 Million Public Oﬀering

SAN DIEGO, September 16, 2025 – Bionano Genomics, Inc. (NASDAQ: BNGO) (“Bionano” or the “Company”) today announced the pricing of a public offering of an aggregate of 5,000,000 shares of the Company’s common stock (or common stock equivalents in lieu thereof), Series E warrants to purchase up to 5,000,000 shares of the Company’s common stock and short-term Series F warrants to purchase up to 5,000,000 shares of the Company’s common stock (all the warrants, collectively, the “Series Warrants”), at a combined public offering price of $2.00 per share (or common stock equivalent in lieu thereof) and accompanying Series Warrants. The Series Warrants will have an exercise price of $2.00 per share and will be immediately exercisable upon issuance. The Series E warrants will expire on the five-year anniversary of the date of issuance. The short-term Series F warrants will expire on the eighteen-month anniversary of the date of issuance. The closing of the offering is expected to occur on or about September 17, 2025, subject to the satisfaction of customary closing conditions.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offering.

The aggregate gross proceeds to the Company from the offering are expected to be approximately $10 million before deducting the placement agent’s fees and other offering expenses payable by the Company. The potential additional gross proceeds to the Company from the Series Warrants, if fully exercised on a cash basis, will be approximately $20 million. No assurance can be given that any of the Series Warrants will be exercised. The Company intends to use the net proceeds from this offering for working capital and general corporate purposes.

The securities described above are being offered pursuant to a registration statement on Form S-1 (File No. 333-290187), which was declared effective by the Securities and Exchange Commission (the “SEC”) on September 16, 2025. The offering is being made only by means of a prospectus forming part of the effective registration statement relating to the offering. A preliminary prospectus relating to the offering has been filed with the SEC and is available on the SEC’s website at http://www.sec.gov and a final prospectus relating to the offering will be filed with the SEC. Electronic copies of the final prospectus, when available, may be obtained on the SEC’s website at http://www.sec.gov and may also be obtained, when available, by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Bionano

Bionano is a provider of genome analysis solutions that can enable researchers and clinicians to reveal answers to challenging questions in biology and medicine. The Company’s mission is to transform the way the world sees the genome through optical genome mapping (OGM) solutions, diagnostic services and software. The Company offers OGM solutions for applications across basic, translational and clinical research. The Company also offers an industry-leading, platform-agnostic genome analysis software solution, and nucleic acid extraction and purification solutions using proprietary isotachophoresis (ITP) technology. Through its Lineagen, Inc. d/b/a Bionano Laboratories business, the Company also offers OGM-based diagnostic testing services.

For more information, visit www.bionano.com or www.bionanolaboratories.com.

Bionano’s products are for research use only and not for use in diagnostic procedures.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. Words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) convey uncertainty of future events or outcomes and are intended to identify forward-looking statements. Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: the consummation of the offering and the satisfaction of customary closing conditions related to the offering, the use of proceeds therefrom, and the exercise of the Series Warrants in cash prior to their expiration. Each of these forward-looking statements involves risks and uncertainties. Accordingly, investors and prospective investors are cautioned not to place undue reliance on these forward-looking statements as they involve inherent risk and uncertainty (both general and specific) and should note that they are provided as a general guide only and should not be relied on as an indication or guarantee of future performance. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include the risks and uncertainties associated with: the failure of the Category I CPT code to drive use and adoption of the OGM-Dx Postnatal Whole Genome SV, OGM-Dx Prenatal Whole Genome SV and other OGM-based tests; the failure of the OGM-Dx Postnatal Whole Genome SV and OGM-Dx Prenatal Whole Genome SV tests to obtain coverage and reimbursement; the failure of the Category I CPT code to prove to be important for clinical OGM testing; the failure of OGM to outperform legacy cytogenomic methods; the timing and amount of revenue we are able to recognize in a given fiscal period; our ability to obtain sufficient financing to fund our strategic plans and commercialization efforts and our ability to continue as a “going concern,” which requires us to manage costs and obtain significant additional financing to fund our strategic plans and commercialization efforts; the risk that if we fail to obtain additional financing we may seek relief under applicable insolvency laws; the impact of adverse geopolitical and macroeconomic events, such as the ongoing conflicts between Ukraine and Russia and Israel and Gaza and uncertain market conditions, including inflation, tariffs, and supply chain disruptions, on our business and the global economy; general market conditions; changes in the competitive landscape and the introduction of competitive technologies or improvements to existing technologies; changes in our strategic and commercial plans; the ability of medical and research institutions to obtain funding to support adoption or continued use of our technologies; study results that differ or contradict the results mentioned in this press release; the risk that we are not able to complete a strategic transaction that would increase stakeholder value; and the risks and uncertainties associated with our business and financial condition in general, including the risks and uncertainties described in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2024, our Quarterly Reports on Form 10-Q and in other filings subsequently made by us with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise, except as may be required by law.

CONTACTS

Company Contact:
Erik Holmlin, CEO
Bionano Genomics, Inc.
+1 (858) 888-7610
eholmlin@bionano.com

Investor Relations:
Kelly Gura
Gilmartin Group
+1 (212) 229-6163
IR@bionano.com